SYNERGY RESOURCES CORPORATION



Corporate Management Presentation
NYSE Amex: SYRG
November 2011

Disclaimer: Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.
- All references to 8/31/11 are preliminary numbers and are subject to change.

Introductions – Key Senior Executives

SYNERGY RESOURCES CORPORATION

Company's Management has Owned/Operated 300+ D-J Basin Wells in the Last 30+ years.

Key Corporate Executives

- **Edward Holloway, *President, Chief Executive Officer, Director***
  - 25+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Co-Founder, Cache Exploration Inc.
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Member of Denver-Julesburg Petroleum Association
  - Past president of Colorado Oil and Gas Association – 1990

- **William Scaff Jr., *Vice President, Secretary, Treasurer, Director***
  - 20+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Dresser Industries Area Manager and Total Petroleum Regional Manager
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board of Trustee of Colorado/Wyoming Petroleum Marketers Association

- **Frank Jennings, *Principal Financial Officer***
  - 20+ years of accounting and finance experience; MBA from Indiana University
  - Joined Synergy full time in March 2011, after serving on a part time basis since 2008
  - Five years as Chief Financial Officer of Gold Resource Corporation (NYSE Amex: GORO)
  - Ten years as CPA with PriceWaterhouseCoopers in Houston
  - Four years as Audit Manager with The Walt Disney Companies
  - Experience in oil and gas drilling, services, exploration and production industry

Introductions - Board of Directors

SYNERGY RESOURCES CORPORATION

Edward Holloway
- Director – June 2008

Raymond McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William Scaff, Jr.
- Director – June 2008

Bill Conrad*
- Director – May 2005

George Seward
- Director – July 2010

- George Seward was appointed as a Director in July 2010. Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.

- The management team has significant oil and natural gas experience combined with financial management expertise.

(*) Denotes independent director.

Company Overview

SYNERGY RESOURCES CORPORATION

- Independent operator in the exploration and production of crude oil and natural gas focusing on the Denver-Julesburg Basin
- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships
- Expand acreage position in the thriving Denver-Julesburg Basin and develop low cost and low risk vertical wells with nearly a ***100% success rate***
- Favorable oil and gas contracts in place





Highlights Snapshot

SYNERGY RESOURCES CORPORATION

Rapidly Growing Production	270% growth in annual production rates with an August 31st exit rate of 1,000 BOED
Concentration in Wattenberg Field	400+ Lower-risk drilling locations in the Wattenberg Field – 100+ wells in the permitting process
Upside Potential	Horizontal Drilling in Niobrara – 60 net potential horizontal wells on two wells per 320 acre spacing in Wattenberg Field
Acreage Expansion	183,584 gross acres (162,461 net)*
Experienced and Committed Management	Management has more than 30 years of experience in the DJ Basin and insiders own 33% of the shares outstanding
Operations	Interests in 151 gross wells (113 net) of which Synergy operates 113*

* As of October 31, 2011

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION

- **Efficient use of capital**
- **Build reserves and cash flow to fund future drilling program**
- **Significant upside potential from multiple pay zones and horizontal wells targeting the Niobrara**

Low Drilling and Completion Costs

Rapid Return on Investment

High Success Rate
(99% of Wells in Wattenberg Field Are Completed)

Low Lifting Costs
($2.13 per Barrel)

F & D Costs
($16.62 per Barrel)

Horizontal Drilling in Niobrara

Liquid-Rich Natural Gas
(High BTU Content)

Long Life Production and Reserves
(30+ Years)

Takeaway Capacity
(Enhanced in Rocky Mountain Region)

Leased Acreage

SYNERGY RESOURCES CORPORATION



Northern Weld and Morgan Counties, CO
1,069 net
Chase County, NE
46,693 net
Hayes County, NE
32,574 net
Hitchcock County, NE
2,492 net
Wattenberg Field, CO
9,195 net
Dundy County, NE
31,551 net
Yuma & Washington Counties, CO
27,556 net
Wyoming
Nebraska
Colorado
Kansas
Laramie
Kimball
Cheyenne
Garden
Deuel
Sedgwick
Perkins
Logan
Phillips
Chase
Hayes
Weld
Morgan
Dundy
Washington
Yuma
Adams
Denver
Arapahoe
Douglas
Elbert
Lincoln
Kit Carson

- Significant number of vertical wells in the oil and high-liquids portion of the Wattenberg Field in the D-J Basin (Codell/Niobrara/J-Sands formations)
- Highly prospective for the horizontal Niobrara
- Advancements in horizontal drilling, coupled with the relatively untapped potential of the Niobrara creates a significant opportunity for growth in SYRG's core geographic area

Synergy Resources Corporation
65 Vertical Wells Drilled

- **TK Farms Wells-** Sec.36, T7N, R66W- 5 wells in production
- **Northridge Wells-** Sec.4, T5N, R66W- 6 wells in production
- **Wiedeman Wells**-Sec.32, T6N, R66W- 4 wells in production
- **Meyer Wells**- Sec.21, T5N, R66W- 7 wells in production
- **State Wells-** Sec.16, T4N, R67W- 8 wells in production
- **M&T Farm Wells**- Sec.10, T6N, R65W- 6 wells in production
- **Pratt Wells-** Sec.29, T1N, R68W- 14 wells in production
- **Margil Wells-** Sec.3, T3N, R68W- 6 wells completed waiting on gas line
- **Cletcher Wells-** Sec.20, T4N, R68W- 3 wells drilled
- **Haythorn Wells-** Sec.36, T7N, R66W- 5 wells drilled
- **Leffler Wells-** Sec. 26, T7N, 66W- 1 well drilled, 7 more to be drilled


N
Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO


WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS

SYNERGY RESOURCES CORPORATION

Niobrara Horizontal Well Participation

SYNERGY RESOURCES CORPORATION


Wattenberg Field
Wyoming
Laramie
Weld
Morgan
Adams
Denver
Arapahoe
Douglas
Elbert


7N65W
6N65W
25% Working Interest
Leffler 14-1H
W/2 Sec 1, T6N-R66W
25% Working Interest
Wake E24-77HN
W/2 Sec 24, T6N-R65W
Eaton
EATON
Lucerne
Mason Corner
Greeley Junction
Mumper Corner
Cloverly
Lowe

Recent AFE's:

- Synergy has elected to participate in two horizontal Niobrara wells with notable operators. The two wells have been permitted and are expected to be drilled in the first quarter of 2012.
- Synergy expects to receive six to ten more AFE's on horizontal wells within the near future.

Largest Producers in the Wattenberg and D-J Basin

- Chesapeake Energy Corporation (NYSE:CHK) – Market Cap $17.9B
  - *Recently sold part of their interest in the Niobrara for over $4,800 per acre total consideration*
- Noble Energy (NYSE:NBL) – Market Cap $16.1B
  - *Has 6 vertical rigs and 2-3 horizontal rigs in the region, expanding to 5 horizontal rigs in 2011*
- EOG Resources (NYSE:EOG) – Market Cap $27.3B
  - *Has 3 rig drilling program in the region and plans on 40 new wells in 2011*
- Anadarko Petroleum (NYSE:APC) – Market Cap $41.1B
  - *Plans to drill 470-500 vertical wells, 20-30 horizontal wells, and refrac 500+ zones in 2011*
- PDC Energy (Nasdaq:PETD) – Market Cap $702.4mm
  - *The Niobrara continues to outperform the company's expectations; EURs likely to rise substantially above 300 MBOE in reference to the core Wattenberg Field acreage*
- EnCana (NYSE:ECA) – Market Cap $15.6B
  - *Among the largest independent producers in the United States with a significant presence in the Wattenberg and Rocky Mountain Region*
- Marathon Oil (NYSE:MRO) – Market Cap $19.3B
  - *Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO's 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre*

Source: Bloomberg, Investor Presentations
Market values as of market close on November 8, 2011

Leveraging New Technology

SYNERGY RESOURCES CORPORATION

New technology leads to improved drilling efficiencies, reduced costs and increased production; including:

The use of directional drilling:

- Reduces drilling costs, increases drilling success rates and reduces environmental impact – Pad drilling
- Can drill multiple wells from one pad targeting the J-Sand/Codell/Niobrara formations

New well completion and stimulation techniques:

- Can triple the extraction of reserves over the life of the well – Refrac potential
- Increases cash flow and investment returns

Advanced horizontal drilling techniques:

- Unlock Niobrara potential



SUSSEX
SHANNON
NIOBRARA
CODELL
J-SAND
A - BENCH
B - BENCH
C - BENCH
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Industry Leaders Projected Horizontal Niobrara Single Well Economics

	30 Day IP Rate	Estimated Ultimate Recovery	Source Presentation
Noble Energy (NBL)	530 BOEPD	310,000 BOE	Johnson Rice Energy Conference Oct 2011
PDC Energy (PETD)	386 BOEPD	290,000 BOE	Appalachian E&P 1-on-1 Conference Nov 2011



Niobrara B-Bench

Vertical Well Strategy

SYNERGY RESOURCES CORPORATION

Production Per Zone Per Vertical Well*


Barrels of Oil Equivalent Per Day
160
140
120
100
80
60
40
20
-
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
J-Sand
Codell
Niobrara
Comingled

Cumulative Production Per Vertical Well*


Total Barrels of Oil Equivalent
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
J-Sand
Codell
Niobrara
Comingled

* Examples are shown for illustrative purposes only and do not represent actual results

Maximizing the Barrels of Oil Equivalent per Vertical Well:

By drilling to the J-Sand first, then plugging and moving up-pipe, Synergy believes it can maximize the BOE's per well with an estimated ultimate recovery of 120,000 BOEs per well (with refrac)

Analyst Marty Beskow, CFA, of Northland Capital Markets has estimated a $1.1mm NPV per vertical well by exploiting this strategy


NIOBRARA
CODELL
J-SAND
A - BENCH
B - BENCH
C - BENCH
7,000'
7,300'
7,500'
7,800'
8,000'

Financial Profile and Recent Developments

SYNERGY RESOURCES CORPORATION

FINANCIAL PROFILE: NYSE Amex: SYRG

(metrics in millions except per share statistics; as of 10/31/11)

- 52 Week Stock Price Range: $2.05 - $4.90
- Share Price As Of Oct. 31, 2011 - $2.96
- Market Capitalization: $106.85
- Shares Outstanding: 36.10
- Warrants Outstanding: 14.93
  (1mm @ $10 / 13.1mm @ $6 / 0.8mm @$1.62)
- Options Outstanding: 4.6
  (2mm @ $10 / 2mm @ $1 / 0.6mm @ $3.40)
- Current Float: 67.3%
- Avg. Vol - 3 Months: 23,322
- Insiders Ownership: 32.7%

OPERATING PROFILE

(metrics in millions and represent FYE 8/31/11)

- Revenue: $10.0
- EBITDA: $5.7
- Cash And Short-term Investments: $9.5
- Debt Outstanding: $5.2
- Total Assets: $63.7

Jan 12, 2011
Closed on $18mm Private Placement ($16.7mm net) at $2.00 per share

Mar 21 & Jul 20, 2011
Closed on Monetization of 3,739 Net Acres for $8.6mm

Mar 31, 2011
All $18.0mm in Convertible Promissory Notes Converted into Common Stock.

May 25, 2011
Completion of the Petroleum Exploration and Management Acquisition

Jun 13, 2011
New Credit Facility: $7mm Revolving Line of Credit

Jul 26, 2011
Lists on NYSE Amex with ticker symbol "SYRG"

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Revenue Mix for MRQ:
Oil = 71%
Gas = 29%
1Q November 2009
2Q February 2010
3Q May 2010
4Q August 2010
1Q November 2010
2Q February 2011
3Q May 2011
4Q August 2011

Average Sales Price per Quarter:								
	1Q Nov 2009	2Q Feb 2010	3Q May 2010	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011
Oil (Bbls)	$ 58.12	$ 69.44	$ 73.22	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91
Gas (Mcf)	$ 3.67	$ 7.05	$ 4.90	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22

Acreage and Well Growth

SYNERGY RESOURCES CORPORATION

SYRG Total Gross/Net Wells



Gross/Net Wells
160
140
120
100
80
60
40
20
0
1 2
4 11
9 25
17 36
33 40
46 56
89 124
102 141
113 151
1Q/Nov 2009
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
10/31/2011

SYRG Total Net Acreage



Net Acreage
200,000
160,000
120,000
80,000
40,000
0
6,670
11,075
11,118
11,174
13,556
100,419
103,311
161,019
162,461
1Q/Nov 2009
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
10/31/2011

1P Reserve Growth by Year (PV-10)*

SYNERGY RESOURCES CORPORATION



$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
* Reserve estimates prepared by Ryder Scott Company
Total 1P PV-10 = $71,757,843
Total 1P PV-10 = $16,557,726
Total 1P PV-10 = $232,957
PUD
PDNP
PDP
2009
2010
2011
PV-10 Reserves for Fiscal Year Ended August 31,

Summary

The management team has a well-defined and clear plan for creating shareholder value which includes:

- Continuing to expand our acreage footprint through leases and acquisitions
- Utilize an aggressive drilling program in proven low-risk areas with predicable rates-of-return
- Leverage management's significant experience and expertise in the basin
- Leave the Niobrara potential behind pipe until the best practices are vetted out by the larger players

